UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington D.C. 20549



                                   FORM 8-K

                                 CURRENT REPORT
                  Pursuant to Section 13 or 15(d) of The
                      Securities Exchange Act of 1934

December 3, 2007
Date of Report (Date of earliest event reported):


SACO I Trust 2007-1
(Exact name of issuing entity as specified in its charter)


EMC Mortgage Corporation
(Exact name of sponsor as specified in its charter)


Bear Stearns Asset Backed Securities I LLC
(Exact name of depositor as specified in its charter)


New York                 333-131374-37                 54-2198614
(State or other          (Commission                   54-2198615
jurisdiction              File Number)                 54-2198616
of incorporation)                                      54-2198617
                                                       54-2198618
                                                       (IRS Employer
                                                       Identification No.)

c/o Wells Fargo Bank, N.A.
9062 Old Annapolis Road
Columbia, MD                                                    21045
(Address of principal executive offices)                        (Zip Code)

(410) 884-2000
(Registrant's telephone number, including area code)


Not Applicable
Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):


[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




Section 6 - Asset-Backed Securities

Item 6.02 - Change of Servicer or Trustee.
On December 3, 2007, HomeBanc Mortgage Corporation and HomeBanc Corp. (collectively, "HomeBanc") transferred to EMC Mortgage Corporation ("EMC")the servicing rights with respect to the mortgage loans serviced by HomeBanc backing the SACO I Trust 2007-1, Mortgage-Backed Certificates, Series 2007-1 pursuant to a Servicing Rights Purchase Agreement, dated as of November 2, 2007, between EMC and HomeBanc.

EMC, a Delaware corporation, is a wholly owned subsidiary corporation of The Bear Stearns Companies Inc. and is an affiliate of the depositor and the underwriter. The principal office of the master servicer is located at 2780 Lake Vista Drive, Lewisville, Texas 75067.

The principal business of EMC since inception has been specializing in the acquisition, securitization, servicing and disposition of mortgage loans. EMC's portfolio consists primarily of two categories: (1) "performing loans," or performing investment-quality loans serviced for the sponsor's own account or the account of Fannie Mae, Freddie Mac, private mortgage conduits and various institutional investors; and (2) "non-performing loans," or non-investment quality, sub-performing loans, non-performing loans and REO properties serviced for EMC's own account and for the account of investors in securitized performing and non-performing collateral transactions.

EMC will service the mortgage loans in accordance with the description of the applicable servicing procedures contained in this section in the prospectus supplement.

EMC has been servicing residential mortgage loans since 1990. From year end 2004 to June 30, 2007, the loan count of EMC's servicing portfolio grew by approximately 102.3% and the unpaid principal balance of EMC's servicing portfolio grew by approximately 190.3%.

As of September 30, 2007, EMC was acting as servicer for approximately 316 series of residential mortgage-backed securities and other mortgage loans with an outstanding principal balance of approximately $80.1 billion.

The following table describes size, composition and growth of EMC's total residential mortgage loan servicing portfolio as of the dates indicated.



                   As of December 31, 2005
                                                                               Percent by
                                                               Percent by        Dollar
       Loan Type         No. of Loans      Dollar Amount      No. of Loans       Amount


Alt-A Arm.                57,510         $13,625,934,322         12.69%        23.00%
Alt-A Fixed               17,680         3,569,563,859            3.90          6.03
PrimeArm..                7,428          1,010,068,679            1.64          1.71
PrimeFixed                15,975         2,140,487,566            3.52          3.61
Seconds...                155,510        7,164,515,426           34.31         12.10
Subprime..                142,890        20,373,550,691          31.53         34.40
Other.....                56,216         11,347,144,056          12.40         19.16
Total.....                453,209        $59,231,264,599        100.00%       100.00%




                      As of December 31, 2006

                                                         Percent by      Percent by
Loan Type           No. of Loans      Dollar Amount     No. of Loans    Dollar Amount

Alt-A Arm.       52,563       $13,691,917,206              10.87%           19.03%
Alt-A Fixed      24,841       5,066,670,855                  5.14             7.04
PrimeArm..        6,374        879,656,182                   1.32             1.22
PrimeFixed       14,872       2,152,608,940                  3.08             2.99
Seconds...       169,022      8,428,612,513                 34.97            11.71
Subprime..       132,808      20,106,000,306                27.47            27.94
Other.....       82,918       21,636,703,709                17.15            30.07
Total.....       483,398      $71,962,169,710             100.00%          100.00%





                                            As of June 30, 2007

                                                           Percent by      Percent by
    Loan Type       No. of Loans      Dollar Amount       No. of Loans   Dollar Amount
Alta-A Arm            52,729         $13,832,608,749         10.65%          17.15%
Alt-A Fixed           31,561         6,871,224,020            6.37            8.52
Prime Arm.             6,260           929,778,835            1.26            1.15
Prime Fixed           15,078         2,409,083,088            3.04            2.99
Seconds...            168,229        8,554,440,442           33.97           10.61
Subprime..            137,526        22,509,787,024          27.77           27.91
Other.....            83,874         25,542,370,332          16.94           31.67
Total.....           495,257        $80,649,292,489         100.00%         100.00%



                                 As of SEPTEMBER 30, 2007
                                                                         Percent by
                                                           Percent by        Dollar
    Loan Type     No. of Loans       Dollar Amount         No. of Loans      Amount
Alta-A Arm        51,239         $  13,437,581,915           10.71%          16.78%
Alt-A Fixed       32,846             7,146,597,809            6.86%           8.92%
Prime Arm.        6,118                967,078,759            1.28%           1.21%
Prime Fixed       14,682             2,519,513,732            3.11%           3.15%
Seconds...        158,651            8,123,649,298           33.15%          10.14%
Subprime..        129,758           21,529,262,198           27.12%          26.88%
Other.....        85,046            26,355,541,905           17.77%          32.91%
Total.....       478,520           $80,079,225,615          100.00%         100.00%



Due to an industry wide increase in the number of delinquencies and foreclosures, EMC recently initiated an expanded loss mitigation program to assist borrowers in avoiding foreclosure and benefit investors by reducing the loss typically associated with foreclosure. As part of the program, this team is implementing various strategies to contact and assist borrowers that are in default or are having difficulties making their mortgage payments. EMC is engaging in one-on-one meetings with borrowers, working with local community groups and holding educational workshops in an effort to reach out to these homeowners. Various financial restructuring alternatives are being offered, including different types of loan modifications. There have been no other appreciable changes to EMC's servicing procedures outside of the normal changes warranted by regulatory and product type changes in the portfolio.


EMC will service the mortgage loans pursuant to the terms of (1) the Assignment, Assumption and Recognition Agreement, made as of January 16, 2007, among EMC, Citibank N.A., not individually but solely as Trustee for the holders of SACO I Trust, Mortgage-Backed Certificates, Series 2007-1 and HomeBanc Mortgage Corporation and (2) the Purchase, Warranties and Servicing Agreement, dated as of January 1, 2004, as amended by the Amended and Restated Amendment No. 1 to the Purchase, Warranties and Servicing Agreement, dated as of January 27, 2006, between EMC and HomeBanc Mortgage Corporation, in each case as previously filed as an exhibit to the pooling and servicing agreement on form 8-K by the registrant.



 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


SACO I Trust 2007-1
(Issuing Entity)


By: Wells Fargo Bank, N.A. as Master Servicer
By: /s/  Elisabeth A. Brewster as Vice President
By: Elisabeth A. Brewster as Vice President

Date: December 07, 2007